GENERAL INFORMATION	12 Months Ended
Dec. 31, 2024
Disclosure of general information [Abstract]
GENERAL INFORMATION
NOTE 1 – GENERAL INFORMATION

a.	General

BioLineRx Ltd. (“BioLineRx”), headquartered in Modi’in, Israel, was incorporated and commenced operations in April 2003. BioLineRx and its subsidiaries (collectively, the “Company”) are engaged in the development (primarily in clinical stages) and commercialization of therapeutics, with a focus on the fields of oncology and hematology.

The Company’s American Depositary Shares (“ADSs”) are traded on the NASDAQ Capital Market, and its ordinary shares are traded on the Tel Aviv Stock Exchange. Each ADS represents 600 ordinary shares.

The Company has two substantially wholly owned subsidiaries: (i) BioLineRx USA, Inc., incorporated in the U.S., and engaged in commercialization activities associated with the launch of motixafortide for stem-cell mobilization in the U.S.; and (ii) Agalimmune Ltd., incorporated in the United Kingdom, and engaged in clinical development activities with a focus on the field of immuno-oncology. In December 2023, the Company notified the former shareholders of Agalimmune Ltd. of its decision to terminate the development of AGI-134, the principal asset of Agalimmune Ltd., with an effective termination date of March 15, 2024, and, accordingly, substantially all amounts related to Agalimmune Ltd. in the consolidated financial statements were written-off in 2023. It is the intention of BioLineRx to either transfer ownership of Agalimmune Ltd. to a third party, or to liquidate it, during 2025.

In September 2023, the U.S. Food and Drug Administration (“FDA”) approved motixafortide in stem cell mobilization for autologous transplantation for multiple myeloma patients, and the Company began to independently commercialize motixafortide in the U.S.

In October 2023, the Company out-licensed the rights to motixafortide for all indications in substantially all of Asia (see Note 16), and in November 2024, the Company out-licensed the global rights (other than in Asia) to motixafortide for all indications, other than solid tumors, and closed on an equity investment (see Note 17). In connection with the November 2024 transactions, the Company shut down its independent commercialization activities in the U.S., and entered into an agreement to repay a substantial portion of its outstanding debt, as well as restructure the remaining debt balance (see Note 11). Following these actions, the Company has refocused its operations on development activities in Israel in the fields of oncology (including solid tumors) and rare diseases, at a significantly reduced annual cash burn rate.

b.	War in Israel

On October 7, 2023, an unprecedented invasion was launched against Israel from the Gaza Strip by terrorists from the Hamas terrorist organization that infiltrated Israel’s southern border and other areas within the country, attacking civilians and military targets while simultaneously launching extensive rocket attacks on the Israeli civilian population. These attacks resulted in extensive deaths, injuries and the kidnapping of civilians and soldiers. In response, the Security Cabinet of the State of Israel declared war against Hamas, with commencement of a military campaign against the terrorist organization, in parallel to its continued rocket and terror attacks. In addition, since the commencement of these events, there have been continued hostilities along Israel’s northern border with Lebanon (with the Hezbollah terror organization), which have escalated into a military campaign against Hezbollah, and maritime and air attacks from the Houthi movement in Yemen. It is possible that other terrorist organizations, including Palestinian military organizations in the West Bank as well as other hostile countries will join the hostilities. In addition, Iran launched two direct attacks on Israel in April and October 2024, involving hundreds of drones and ballistic missiles and has threatened to continue to attack Israel and is widely believed to be developing nuclear weapons. Iran is also believed to have a strong influence among extremist groups in the region, such as Hamas in Gaza, Hezbollah in Lebanon, the Houthi movement in Yemen and various rebel militia groups in Syria and Iraq. To date, the State of Israel continues to be at war with Hamas, and has reached a ceasefire agreement with Lebanon.

The Company’s headquarters and principal development operations are located in the State of Israel. In addition, most of its key employees, officers and directors are residents of Israel. The ongoing war in Israel has not, to date, materially impacted the Company’s business or operations. Nevertheless, since this is an event beyond the Company’s control, its continuation or cessation may affect the Company’s operations. The Company continues to monitor its ongoing activities and will make any needed adjustments to ensure continuity of its business, while supporting the safety and well-being of its employees.

c.	Going concern

The Company has incurred accumulated losses in the amount of $400 million through December 31, 2024, and it expects to continue incurring losses and negative cash flows from operations until the cash flows from its strategic partnerships reach a level to offset its ongoing development costs. In this regard, Company management monitors rolling forecasts of the Company’s liquidity reserves on the basis of anticipated cash flows and seeks to maintain liquidity balances at levels that are sufficient to meet its needs. Following the out-licensing transaction, the equity investment, and the debt repayment and restructuring agreements entered into in November 2024 (see Notes 11 and 17), as well as the registered direct offering entered into in January 2025 (see Note 21). Management believes that the Company’s current cash and other resources will be sufficient to fund its projected cash requirements through the second half of 2026.

The Company’s cash flow projections are subject to various risks and uncertainties concerning their fulfilment, and these factors and the risks inherent in the Company’s operations indicate that a material uncertainty exists that may cast significant doubt (or raise substantial doubt as contemplated by PCAOB standards) on the Company’s ability to continue as a going concern. These consolidated financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans include the realization of capital inflows from its strategic partnerships and, if and when required, raising capital through the issuance of debt or equity securities. There are no assurances, however, that the Company will be successful in obtaining the level of financing needed for its operations. If the Company is unsuccessful in realizing the potential cash flows from its strategic partnerships and/or in raising capital, it may need to reduce activities, or curtail or cease operations.

d.	Change in ratio of ADSs

On January 30, 2025, the Company effected a change in the ratio of its ADSs to ordinary shares, from one ADS representing 15 ordinary shares to a new ratio of one ADS representing 600 ordinary shares. All ADSs and per ADSs amounts in these financial statements have been retroactively adjusted as if the change in ratio had been effected at the earliest date of these financial statements.

e.	Approval of consolidated financial statements

The consolidated financial statements of the Company for the year ended December 31, 2024 were approved by the Board of Directors on March 26, 2025, and signed on its behalf by the Chairman of the Board, the Chief Executive Officer and the Chief Financial Officer.